Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated August 31, 2007 relating to the financial statements of Cresud Sociedad Anónima Comercial, Inmobiliaria, Financiera y Agropecuaria, which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial Data” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez (Partner)
Andrés Suarez

Buenos Aires, Argentina September 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated December 21, 2006 relating to the financial statements, which appears in the 2006 Annual Report on Form 20-F. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial Data” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/Andrés Suarez (Partner)
Andrés Suarez

Buenos Aires, Argentina September 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated August 31, 2007 relating to the financial statements of IRSA Inversiones y Representaciones Sociedad Anónima, which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial Data” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez (Partner)
Andrés Suarez

Buenos Aires, Argentina September 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form F-3 of our report dated December 21, 2006 relating to the financial statements, which appears in the IRSA Inversiones y Representaciones Sociedad Anónima’s 2006 Annual Report on Form 20-F. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial Data” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez (Partner)
Andrés Suarez

Buenos Aires, Argentina September 11, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form F-3 of our report dated August 31, 2007 relating to the financial statements of Banco Hipotecario S.A., which appears in such Registration Statement. We also consent to the references to us under the headings “Experts” and “Selected Consolidated Financial Data” in such Registration Statement.

Price Waterhouse & Co. S.R.L.

By	/s/ Andrés Suarez (Partner)
Andrés Suarez

Buenos Aires, Argentina September 11, 2007